Exhibit 24.1

SURMODICS, INC.

Power of Attorney

of

Gary R. Maharaj

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of SurModics, Inc., a Minnesota corporation, does hereby make, constitute and appoint Andrew D.C. LaFrence and Bryan K. Phillips, and each of them, acting singly, the undersigned’s true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre-effective and post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, which, when issued, may rank on a parity with or be subordinated to all other unsecured and unsubordinated indebtedness of said Company, and warrants exercisable for such debt securities; common stock of said Company and warrants exercisable for such common stock; preferred stock of said Company, which, when issued, may be represented by depositary shares, and warrants exercisable for any such preferred stock or depositary shares; and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorney-in-fact full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 30th day of July, 2014.

/s/ Gary R. Maharaj
Gary R. Maharaj

SURMODICS, INC.

Power of Attorney

of

Andrew D.C. LaFrence

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of SurModics, Inc., a Minnesota corporation, does hereby make, constitute and appoint Gary R. Maharaj and Bryan K. Phillips, and each of them, acting singly, the undersigned’s true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre-effective and post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, which, when issued, may rank on a parity with or be subordinated to all other unsecured and unsubordinated indebtedness of said Company, and warrants exercisable for such debt securities; common stock of said Company and warrants exercisable for such common stock; preferred stock of said Company, which, when issued, may be represented by depositary shares, and warrants exercisable for any such preferred stock or depositary shares; and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorney-in-fact full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 31st day of July, 2014.

/s/ Andrew D.C. LaFrence
Andrew D.C. LaFrence

SURMODICS, INC.

Power of Attorney

of

Mark A. Lehman

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of SurModics, Inc., a Minnesota corporation, does hereby make, constitute and appoint Gary R. Maharaj, Andrew D.C. LaFrence and Bryan K. Phillips, and each of them, acting singly, the undersigned’s true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre-effective and post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, which, when issued, may rank on a parity with or be subordinated to all other unsecured and unsubordinated indebtedness of said Company, and warrants exercisable for such debt securities; common stock of said Company and warrants exercisable for such common stock; preferred stock of said Company, which, when issued, may be represented by depositary shares, and warrants exercisable for any such preferred stock or depositary shares; and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorney-in-fact full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 31st day of July, 2014.

/s/ Mark A. Lehman
Mark A. Lehman

SURMODICS, INC.

Power of Attorney

of

José H. Bedoya

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of SurModics, Inc., a Minnesota corporation, does hereby make, constitute and appoint Gary R. Maharaj, Andrew D.C. LaFrence and Bryan K. Phillips, and each of them, acting singly, the undersigned’s true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre-effective and post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, which, when issued, may rank on a parity with or be subordinated to all other unsecured and unsubordinated indebtedness of said Company, and warrants exercisable for such debt securities; common stock of said Company and warrants exercisable for such common stock; preferred stock of said Company, which, when issued, may be represented by depositary shares, and warrants exercisable for any such preferred stock or depositary shares; and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorney-in-fact full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 30th day of July, 2014.

/s/ José H. Bedoya
José H. Bedoya

SURMODICS, INC.

Power of Attorney

of

John W. Benson

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of SurModics, Inc., a Minnesota corporation, does hereby make, constitute and appoint Gary R. Maharaj, Andrew D.C. LaFrence and Bryan K. Phillips, and each of them, acting singly, the undersigned’s true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre-effective and post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, which, when issued, may rank on a parity with or be subordinated to all other unsecured and unsubordinated indebtedness of said Company, and warrants exercisable for such debt securities; common stock of said Company and warrants exercisable for such common stock; preferred stock of said Company, which, when issued, may be represented by depositary shares, and warrants exercisable for any such preferred stock or depositary shares; and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorney-in-fact full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 30th day of July, 2014.

/s/ John W. Benson
John W. Benson

SURMODICS, INC.

Power of Attorney

of

David R. Dantzker, M.D.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of SurModics, Inc., a Minnesota corporation, does hereby make, constitute and appoint Gary R. Maharaj, Andrew D.C. LaFrence and Bryan K. Phillips, and each of them, acting singly, the undersigned’s true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre-effective and post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, which, when issued, may rank on a parity with or be subordinated to all other unsecured and unsubordinated indebtedness of said Company, and warrants exercisable for such debt securities; common stock of said Company and warrants exercisable for such common stock; preferred stock of said Company, which, when issued, may be represented by depositary shares, and warrants exercisable for any such preferred stock or depositary shares; and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorney-in-fact full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 30th day of July, 2014.

/s/ David R. Dantzker, M.D.
David R. Dantzker, M.D.

SURMODICS, INC.

Power of Attorney

of

Gerald B. Fischer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of SurModics, Inc., a Minnesota corporation, does hereby make, constitute and appoint Gary R. Maharaj, Andrew D.C. LaFrence and Bryan K. Phillips, and each of them, acting singly, the undersigned’s true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre-effective and post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, which, when issued, may rank on a parity with or be subordinated to all other unsecured and unsubordinated indebtedness of said Company, and warrants exercisable for such debt securities; common stock of said Company and warrants exercisable for such common stock; preferred stock of said Company, which, when issued, may be represented by depositary shares, and warrants exercisable for any such preferred stock or depositary shares; and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorney-in-fact full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 30th day of July, 2014.

/s/ Gerald B. Fischer
Gerald B. Fischer

SURMODICS, INC.

Power of Attorney

of

Ronald B. Kalich

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of SurModics, Inc., a Minnesota corporation, does hereby make, constitute and appoint Gary R. Maharaj, Andrew D.C. LaFrence and Bryan K. Phillips, and each of them, acting singly, the undersigned’s true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre-effective and post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, which, when issued, may rank on a parity with or be subordinated to all other unsecured and unsubordinated indebtedness of said Company, and warrants exercisable for such debt securities; common stock of said Company and warrants exercisable for such common stock; preferred stock of said Company, which, when issued, may be represented by depositary shares, and warrants exercisable for any such preferred stock or depositary shares; and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorney-in-fact full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 30th day of July, 2014.

/s/ Ronald B. Kalich
Ronald B. Kalich

SURMODICS, INC.

Power of Attorney

of

Susan E. Knight

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of SurModics, Inc., a Minnesota corporation, does hereby make, constitute and appoint Gary R. Maharaj, Andrew D.C. LaFrence and Bryan K. Phillips, and each of them, acting singly, the undersigned’s true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre-effective and post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, which, when issued, may rank on a parity with or be subordinated to all other unsecured and unsubordinated indebtedness of said Company, and warrants exercisable for such debt securities; common stock of said Company and warrants exercisable for such common stock; preferred stock of said Company, which, when issued, may be represented by depositary shares, and warrants exercisable for any such preferred stock or depositary shares; and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorney-in-fact full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 26th day of July, 2014.

/s/ Susan E. Knight
Susan E. Knight

SURMODICS, INC.

Power of Attorney

of

Timothy S. Nelson

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of SurModics, Inc., a Minnesota corporation, does hereby make, constitute and appoint Gary R. Maharaj, Andrew D.C. LaFrence and Bryan K. Phillips, and each of them, acting singly, the undersigned’s true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre-effective and post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, which, when issued, may rank on a parity with or be subordinated to all other unsecured and unsubordinated indebtedness of said Company, and warrants exercisable for such debt securities; common stock of said Company and warrants exercisable for such common stock; preferred stock of said Company, which, when issued, may be represented by depositary shares, and warrants exercisable for any such preferred stock or depositary shares; and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorney-in-fact full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 30th day of July, 2014.

/s/ Timothy S. Nelson
Timothy S. Nelson

SURMODICS, INC.

Power of Attorney

of

Scott R. Ward

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of SurModics, Inc., a Minnesota corporation, does hereby make, constitute and appoint Gary R. Maharaj, Andrew D.C. LaFrence and Bryan K. Phillips, and each of them, acting singly, the undersigned’s true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre-effective and post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, which, when issued, may rank on a parity with or be subordinated to all other unsecured and unsubordinated indebtedness of said Company, and warrants exercisable for such debt securities; common stock of said Company and warrants exercisable for such common stock; preferred stock of said Company, which, when issued, may be represented by depositary shares, and warrants exercisable for any such preferred stock or depositary shares; and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorney-in-fact full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 30th day of July, 2014.

/s/ Scott R. Ward
Scott R. Ward